EXHIBIT 10.6

               FIRST AMENDMENT TO CREDIT AGREEMENT


          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of October 8, 2002, among Vanguard Health Systems, Inc. (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

                      W I T N E S S E T H:

          WHEREAS,  the  Borrower, the Lenders,  the  Joint  Lead
Arrangers, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents are parties to a Credit Agreement, dated as of July 30, 2001 (the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Consent.

      1. Notwithstanding anything to the contrary contained in Sections 9.01, 9.02, 9.04 and 9.05 of the Credit Agreement, the BHS Acquisition shall be permitted in accordance with the terms of that certain Purchase and Sale Agreement, dated as of October 8, 2002, among the Borrower, VHS San Antonio Partners, L.P. and the Baptist Health System (as in effect on the date hereof, the "BHS Acquisition Agreement"), provided that (i) the BHS Acquisition Agreement and all other documentation related thereto shall be in the form delivered on October 7, 2002 to the Lenders with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Required Lenders,
(ii) any Liens on any assets acquired as part of the BHS Acquisition shall not have been incurred in anticipation of the BHS Acquisition and shall not attach to any other property or assets of the Borrower or any of its Subsidiaries and (iii) any Indebtedness assumed by the Borrower and its Subsidiaries pursuant to the BHS Acquisition Agreement (x) shall not exceed in aggregate principal amount $10,000,000, (y) shall not constitute debt for borrowed money (it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (y)), and (z) shall not have been incurred in connection with, or in anticipation or contemplation of, the BHS Acquisition.

II.  Amendments and Modifications to Credit Agreement.

     1. Section 1.01(d)(iv) of the Credit Agreement is hereby restated in its entirety as follows:

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

     "(iv) shall not (x) in the case of the Incremental Term Loans provided pursuant to the Incremental Term Loan Commitment Agreement delivered in connection with the First Amendment, exceed $200,000,000 in aggregate principal amount for all such Incremental Term Loans made by all Incremental Term Loan Lenders party to such Incremental Term Loan Commitment Agreement and (y) in the case of Incremental Term Loans other than those incurred pursuant to preceding sub-clause (x), exceed $150,000,000 in aggregate principal amount for all such other Incremental Term Loans made by all Incremental Term Loan Lenders pursuant to this sub-clause (y) and the various other Incremental Term Loan Commitment Agreements, provided that the aggregate principal amount of such other Incremental Term Loans may exceed such $150,000,000 amount so long as at the time of the incurrence of such other Incremental Term Loans in excess of such $150,000,000 amount the Consolidated Senior Leverage Ratio (calculated on a Post-Test Period Pro Forma Basis and assuming that all such other Incremental Term Loans to be incurred on such date or pursuant to any other then existing Incremental Term Loan Commitment Agreements have been incurred and the proceeds thereof have been applied in a manner as certified to by an Authorized Officer of the Borrower to the Administrative Agent) is less than 2.50:1.00, provided further, however, that in no event shall the aggregate principal amount of all Incremental Term Loans made by all Incremental Term Loan Lenders pursuant to this sub-clause (y) and the various Incremental Term Loan Commitment Agreements (other than those provided as described in preceding sub-clause (x)) exceed $250,000,000".

     2. Section 1.13(a)(iv) of the Credit Agreement is hereby restated in its entirety as follows:

     "(iv) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this Section
1.13  shall  not  (x)  in the case of the Incremental  Term  Loan
Commitments  provided  pursuant  to  the  Incremental  Term  Loan
Commitment Agreement delivered in connection with the First Amendment, exceed $200,000,000 and (y) in the case of Incremental Term Loan Commitments other than those described in preceding sub-clause (x), exceed $150,000,000, provided that the Borrower may request Incremental Term Loan Commitments (under this sub-clause
(y)) to be provided (as set forth in this Section 1.13) in excess of $150,000,000 so long as at the time of such request and the
provision   of  such  Incremental  Term  Loan  Commitments,   the
Consolidated Senior Leverage Ratio (calculated on a Post-Test Period Pro Forma Basis and assuming that all Incremental Term Loans to be incurred, pursuant to such Incremental Term Loan
Commitments (and any other then existing Incremental Term Loan Commitment Agreements) have been incurred and the proceeds thereof have been applied in a manner as certified to by an Authorized Officer of the Borrower to the Administrative Agent) is less than 2.50:1.00, provided further, however, that in no
event  shall  the  aggregate amount  of   Incremental  Term  Loan
Commitments (other than those provided as described in preceding sub-clause (x)) permitted to be provided pursuant to this Section
1.13 exceed $250,000,000".

     3. Section 7.08(b) of the Credit Agreement is hereby amended by (i) inserting the text "(other than Incremental B Term Loans)" immediately following the text "Incremental Term Loans" and (ii) inserting the following sentence at the end of such
Section 7.08(b):

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

           "All proceeds from Incremental B Term Loans shall be used solely (i) to finance, in part, the BHS Acquisition and (ii) to pay fees and expenses incurred in connection therewith".

     4. Section 9.02(viii) is hereby amended by (i) deleting clause (I) of the second proviso contained in such Section
9.02(viii) in its entirety and inserting the following new clause
"(I)" in lieu thereof:

          "(I) the Consolidated Senior Leverage Ratio on the last day of the most recently ended Test Period determined on a Post-Test Period Pro Forma Basis (and after giving effect to any Indebtedness incurred in connection with such Permitted Acquisition or to finance same) is less than the Designated Consolidated Senior Leverage Ratio Level on such last day and";

     and (ii) deleting the reference to the ratio "0.50:1.00" contained in clause (II) of the second proviso contained in such
Section 9.02(viii) and inserting the ratio "0.70:1.00" in lieu thereof.

     5. Section 9.03(vii) of the Credit Agreement is hereby amended by: (i) inserting the text "(I)" immediately preceding the text "PIK Preferred Stock (x) prior to January 1, 2008"
appearing in such Section 9.03(vii), (ii) deleting the text "clauses (x) and (y)" appearing in such Section 9.03(vii) and inserting the text "sub-clauses (x) and (y) of this clause (I)" in lieu thereof and (iii) inserting the following new clause (II) before the semi-colon appearing at the end of such Section 9.03(vii):

           "and (II) BHS PIK Preferred Stock (x) prior to eighth year anniversary of the consummation of the BHS Acquisition, solely through the issuance of additional shares of BHS PIK Preferred Stock (and not in cash) and (y) thereafter, in cash so long as no Default or Event of Default then exists or would arise therefrom, in the case of each of sub-clauses (x) and (y) of this clause (II) pursuant to the BHS PIK Preferred Stock Documents".

     6. Section 9.04 of the Credit Agreement is hereby amended by: (a) deleting the word "and" appearing at the end of clause
(xvi) thereof, (b) redesignating existing clause (xvii) thereof as clause (xviii) and (c) inserting the following new clause
(xvii) immediately following clause (xvi) of such Section 9.04:

           "(xvii) unsecured subordinated Indebtedness of the Borrower, but not any Subsidiary thereof, incurred pursuant to the Convertible Subordinated Debt, in an aggregate principal amount not to exceed $17,641,800 less the amount of any repayments thereof after the First Amendment Effective Date; and".

     7. Section 9.07(b) of the Credit Agreement is hereby amended by deleting the table in such Section in its entirety and inserting the following table in lieu thereof:


     "Period                                       Amount

     July 1, 2002 through June 30, 2003         $80,000,000

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

     "Period					   Amount

     July 1, 2003 through June 30, 2004         $60,000,000

     July 1, 2004 through June 30, 2005         $50,000,000

     July 1, 2005 through June 30, 2006         $45,000,000

     Each  fiscal  year of the  Borrower        $50,000,000"
     ended after June 30, 2006                        .


      8. (a) Section 9.07(d) of the Credit Agreement is hereby amended by deleting references to "$75,000,000" and "$25,000,000" appearing in such Section 9.07(d) and inserting the text "$250,000,000" and "$50,000,000", respectively, in lieu thereof;

           (b) Section 9.07(d) of the Credit Agreement is hereby further amended by restating clause (ii) of the first sentence thereof in its entirety as follows:

           "(ii) on the date of the making of any Capital Expenditure pursuant to this clause (d) the Consolidated Senior Leverage Ratio on the last day of the most recently ended Test Period shall be less than the Designated Consolidated Senior Leverage Ratio Level on such last day".

     9. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing in such Section 9.08 in its entirety and inserting the following table in lieu thereof:

               "Test Period Ending On    Ratio
               September 30, 2002        2.00:1.00
               December 31, 2002         2.00:1.00
               March 31, 2003            2.00:1.00
               June 30, 2003             2.00:1.00
               September 30, 2003        2.00:1.00
               December 31, 2003         2.15:1.00
               March 31, 2004            2.15:1.00
               June 30, 2004             2.30:1.00
               September 30, 2004        2.30:1.00
               December 31, 2004         2.45:1.00
               March 31, 2005            2.45:1.00
               June 30, 2005 and         2.60:1.00".
	       thereafter

     10. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing in such Section 9.09 in its entirety and inserting the following table in lieu thereof:

               "Test Period Ending On    Ratio
               September 30, 2002        5.50:1.00
               December 31, 2002         5.50:1.00
               March 31, 2003            5.50:1.00

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

               "Test Period Ending On    Ratio
               June 30, 2003             5.50:1.00
               September 30, 2003        5.50:1.00
               December 31, 2003         5.25:1.00
               March 31, 2004            5.25:1.00
               June 30, 2004             5.00:1.00
               September 30, 2004        5.00:1.00
               December 31, 2004         4.75:1.00
               March 31, 2005            4.75:1.00
               June 30, 2005             4.50:1.00
               September 30, 2005        4.50:1.00
               December 31, 2005         4.25:1.00".
	       and thereafter

     11. Section 9.10(a)(i) of the Credit Agreement is hereby amended by inserting the text ", any Convertible Subordinated
Debt" immediately after the text "Senior Subordinated Notes" appearing therein.

     12. Section 9.10(a)(ii) of the Credit Agreement is hereby amended by: (i) deleting the text "or" immediately after the text "Existing Indebtedness" and inserting a comma in lieu thereof and
(ii) inserting the text "or any BHS PIK Preferred Stock Document" immediately after the text "any PIK Preferred Stock" appearing therein.

     13. Section 9.10(a)(iii) of the Credit Agreement is hereby amended by (i) inserting the text ", any Convertible Subordinated Debt Document" immediately after the first reference to "Senior Subordinated Note Document" appearing therein, (ii) inserting the text "(I) in the case of amendments and/or modifications to the Senior Subordinated Note Documents or the Permitted Subordinated Note Documents only" immediately preceding clause (x) appearing therein and (iii) inserting the following clause "(II)" at the end of the Section:

            "and (II) in the case of amendments and/or modifications to the Convertible Subordinated Debt Documents, technical amendments or modifications thereto which do not amend or modify the subordination provisions contained therein and are not adverse to the interest of the Lenders in any material respect".

     14. Section 9.10(b) of the Credit Agreement is hereby amended by inserting the text ", Convertible Subordinated Debt" immediately following each reference to "Senior Subordinated
Notes" appearing therein.

     15. Section 9.12(a)(i) of the Credit Agreement is hereby amended by: (i) redesignating existing clause (y) of the parenthetical statement appearing therein as clause (z) and (ii) inserting the following new clause "(y)" immediately after clause
(x) of such parenthetical statement thereof:

           ", (y) the issuance of the BHS PIK Preferred Stock on the First Amendment Effective Date and the issuance of additional shares of BHS PIK Preferred Stock in payment of regularly accruing dividends on theretofore outstanding BHS PIK Preferred Stock".

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

     16.   The  definition  of "Additional  Capital  Expenditures
Amount" appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

           "Additional Capital Expenditures Amount"  shall  mean,
(I) for the fiscal year of the Borrower ending June 30, 2003, an amount (not less than $0) equal to the product of (a) .05 multiplied by the remainder of (x) the consolidated net revenue for such fiscal year attributable to Health Care Assets (other than health maintenance organizations, physician practices, the physician practice management business of Watermark Physician Services, Inc. and BHS) of the Borrower and its Subsidiaries less
(y) the consolidated net revenue for the Borrower's fiscal year ended June 30, 2002 (determined on a pro forma basis in a manner consistent with the methodology used in preparing the financial statements referred to in Section 7.05(b)) attributable to Health Care Assets (other than health maintenance organizations, physician practices, the physician practice management business of Watermark Physician Services, Inc. and BHS) of the Borrower and its Subsidiaries, and (II) for any fiscal year of the Borrower after its fiscal year ending June 30, 2003, an amount (not less than $0) equal to the product of (a) .05 multiplied by the remainder of (x) the consolidated net revenue for such fiscal year attributable to Health Care Assets (other than health maintenance organizations, physician practices and the physician practice management business of Watermark Physician Services, Inc.) of the Borrower and its Subsidiaries less (y) the sum of
(1) the consolidated net revenue for the Borrower's fiscal year ended June 30, 2002 (determined on a pro forma basis in a manner consistent with the methodology used in preparing the financial statements referred to in Section 7.05(b)) attributable to Health Care Assets (other than health maintenance organizations, physician practices, the physician practice management business of Watermark Physician Services, Inc. and BHS) of the Borrower and its Subsidiaries and (2) the net revenue attributable to Health Care Assets of BHS for the fiscal year ended June 30, 2003 (determined on a pro forma basis in a manner consistent with the methodology used in preparing the financial statements referred to in Section 7.05(b)), (in each case as determined in good faith by an Authorized Officer of the Borrower and set forth in reasonable detail in the Compliance Certificate delivered by the Borrower to the Administrative Agent within 90 days following each fiscal year end of the Borrower pursuant to Section 8.01(d)).

     17.   The  definition  of "Change of Control"  appearing  in
Section 11.01 of the Credit Agreement is hereby amended by restating clause (z) thereof in its entirety as follows:

           "(z) a "Change of Control", as defined in the Senior Subordinated Note Documents, the Convertible Subordinated Debt Documents or the BHS PIK Preferred Stock Documents, shall occur under the Senior Subordinated Note Documents, the Convertible Subordinated Debt Documents or the BHS PIK Preferred Stock Documents, as the case may be, or a comparable event, whether or not so titled shall occur under any Permitted Subordinated Note Document".

     18. The definition of "Consolidated Senior Debt" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of the sub-clause
(y)(i) thereof and inserting a comma in lieu thereof and (ii) inserting at the end of such definition the text ", and (iii) the aggregate principal amount of all Convertible Subordinated Debt outstanding at such time (to the extent same are reflected in Consolidated Debt at such time)".

     19. The definition of "Specified Construction Projects" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "(including for this purpose any construction project for the addition of hospital bed capacity)" immediately following the first instance the text "Health Care Assets" appears in said definition.

     20. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

          "BHS" shall mean the five-hospital network known as the Baptist Health Systems located in San Antonio, Texas.

          "BHS Acquisition" shall mean the acquisition of BHS by one or more Subsidiaries of the Borrower.

          "BHS PIK Preferred Stock" shall mean pay-in-kind preferred stock of the Borrower $0.01 par value per share, and any additional shares thereof issued as pay-in-kind Dividends, issued to the seller of BHS as partial consideration for the BHS Acquisition.

          "BHS PIK Preferred Stock Document" shall mean the Certificate of Designation, Preferences and Rights for the BHS PIK Preferred Stock, as in effect on the First Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Convertible Subordinated Debt" shall mean unsecured convertible subordinated debt of the Borrower evidenced by that certain 8.18% Convertible Subordinated Note due 2012 issued to the seller of BHS as partial consideration for the BHS Acquisition, as in effect on the First Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Convertible Subordinated Debt Documents" shall mean that certain 8.18% Convertible Subordinated Note due 2012 and each other document or agreement relating to the issuance of such Convertible Subordinated Note due 2012.

          "Designated Consolidated Senior Leverage Ratio Level" shall mean, on the last day of any Test Period set forth below, the ratio set forth opposite such Test Period:

   Test Period Ending On                  Ratio
   September 30, 2002                     3.00:1.00
   December 31, 2002                      3.00:1.00
   March 31, 2003                         3.00:1.00
   June 30, 2003                          3.00:1.00
   September 30, 2003                     3.00:1.00
   December 31, 2003                      2.75:1.00
   March 31, 2004                         2.75:1.00
   June 30, 2004                          2.75:1.00
   September 30, 2004                     2.75:1.00
   December 31, 2004 and thereafter       2.50:1.00

          "First Amendment" shall mean the First Amendment to this Credit Agreement, dated October 8, 2002.

          "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

          "Incremental B Term Loans" shall mean the Loans made pursuant to the Incremental Term Loan Commitment Agreement executed and delivered by the Lenders party thereto on the date hereof in connection with the First Amendment.

     21. Section 11.02(b)(i) of the Credit Agreement is hereby amended by: (i) deleting the text "0.5" appearing in clause (x) of the proviso of such Section 11.02(b)(i) and inserting the text "0.7" in lieu thereof and (ii) deleting the text "50%" appearing in clause (y) of the proviso of such Section 11.02(b)(i) and inserting the text "70%" in lieu thereof.

      22.  Notwithstanding anything to the contrary contained  in
Section 9.07 of the Credit Agreement, the Borrower and the Lenders hereby agree that the Borrower shall not be permitted to carry over any of the Unused Capital Expenditure Amount for the Borrower's fiscal year ending June 30, 2002 to make any Capital Expenditures in its fiscal year ending June 30, 2003 or in any future fiscal year of the Borrower.

     23. The Borrower and each Lender hereby agrees that the sole "lead arranger" and "book manager" with respect to the Incremental B Term Loans is Banc of America Securities LLC and that there is no other "lead arranger", "book manager" or other agent with respect thereto.

III. Miscellaneous Provisions.

     1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a)   no  Default or Event of Default exists as of  the
     First  Amendment  Effective Date (as  defined  below),  both
     before   and  immediately  after  giving  effect   to   this
     Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date or for a given period shall be true and correct in all material respects as of such specified date or such given period, as the case may be).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of
counterparts   shall  be  lodged  with  the  Borrower   and   the
Administrative Agent.

     4.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS  OF  THE
PARTIES  HEREUNDER  SHALL BE CONSTRUED  IN  ACCORDANCE  WITH  AND
GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5.    This Amendment shall become effective on the date (the
"First Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

          (ii) each of the Lenders shall have received audited consolidated financial statements of BHS for its fiscal years 2000, 2001 and 2002, which (x) in the case of such financial statements for BHS' fiscal year 2001, shall not be materially different, in the reasonable judgment of the Administrative Agent, from the draft audited financial statements for such year previously received by the Lenders unless such differences are acceptable to the Administrative Agent and (y) in the case of such financial statements for BHS' fiscal year 2002, shall demonstrate that BHS' consolidated EBITDA for such fiscal year 2002 was at least $10,000,000; and

          (iii) (x) an Incremental Term Loan Commitment Agreement in the form of Exhibit A to this Amendment shall have been executed and delivered by the Borrower and the Incremental Term Loan Lenders party thereto providing for up to, but no more than, $200 million of Incremental Term Loans (as defined in such Incremental Term Loan Commitment Agreement) to be funded by such Incremental Term Loan Lenders on the terms thereof and of the Credit Agreement (and such amount of Incremental Term Loans, when added to the cash utilized by the Borrower as contemplated in Section 7(a) of such Incremental Term Loan Commitment Agreement, shall be sufficient to effect the BHS Acquisition), (y) each of the conditions precedent set forth in such Incremental Term Loan Commitment Agreement (including, without limitation, the consummation of the BHS Acquisition as provided therein) shall have been satisfied and not waived except with the approval of the Required Lenders and (z) the Incremental Term Loans described in preceding clause (x) shall have been funded, and the BHS Acquisition shall have been consummated, in each case concurrently with the occurrence of the First Amendment Effective Date.

     6.    From and after the First Amendment Effective Date, all
references  in the Credit Agreement and each of the other  Credit
Documents  to  the  Credit  Agreement  shall  be  deemed  to   be
references to the Credit Agreement as modified hereby.

                         *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                              VANGUARD HEALTH SYSTEMS, INC.,
                               as Borrower


                              By:/s/_____________________________
                                 Name:
                                 Title:



                              BANK OF AMERICA, N.A.,
                               Individually and as Administrative
                              Agent



                              By:/s/_____________________________
                                 Name:
                                 Title:



                              MORGAN STANLEY SENIOR FUNDING, INC.



                              By:/s/_____________________________
                                 Name:
                                 Title:


                              WACHOVIA BANK, NATIONAL ASSOCIATION
                              (f/k/a First Union National Bank)



                              By:/s/_____________________________
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION



                              By:________________________________
                                 Name:
                                 Title:

                              LASALLE BANK NATIONAL ASSOCIATION



                              By:/s/_____________________________
                                 Name:
                                 Title:



                              CREDIT SUISSE FIRST BOSTON



                              By:/s/_____________________________
                                 Name:
                                 Title:



                              UBS AG, STAMFORD BRANCH



                              By:________________________________
                                 Name:
                                 Title:



                              CREDIT LYONNAIS AMERICAS



                              By:/s/_____________________________
                                 Name:
                                 Title:



                              By:/s/_____________________________
                                 Name:
                                 Title:

                                                        EXHIBIT A

           INCREMENTAL TERM LOAN COMMITMENT AGREEMENT


                     [Bank of America, N.A.]
                         [Other Lenders]


Vanguard Health Systems, Inc.
20 Burton Hills Boulevard
Suite 100
Nashville, TN  37215


Re:  Incremental Term Loan Commitments

Ladies and Gentlemen:

          Reference is hereby made to the Credit Agreement, dated as of July 30, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Vanguard Health Systems, Inc. (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders"), Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Book Managers, Bank of America, N.A., as
Administrative Agent (in such capacity, the "Administrative Agent"), Morgan Stanley Senior Funding, Inc., as Syndication Agent and Wachovia Bank, National Association (formerly known as First Union National Bank) and General Electric Capital Corporation, as Co-Syndication Agents. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement (for this purpose, after giving effect to the First Amendment to Credit Agreement, dated October 8, 2002 (the "First Amendment")).

          Each Lender (each an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section
1.13 thereof.

          Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other Credit Documents.

          Each Incremental Term Loan Lender and the Borrower further agree that, with respect to the Incremental Term Loan Commitments provided by such Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive such upfront fees, if any, as are specified in Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Lender upon the Agreement Effective Date (as defined below) or as otherwise specified in said Annex I.

          Each Incremental Term Loan Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Lender under the
Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the date of (i) the execution of a counterpart of this Agreement by such Incremental Term Loan Lenders, the Administrative Agent, the Borrower, the Majority Lenders of each Tranche (if any) required to consent to the provision of the Incremental Term Loan Commitments to be provided pursuant to this Agreement as provided in Section 1.13(a)(ix) and 1.13(a)(x), as the case may be, of the Credit Agreement, (ii) the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile) hereof, (iii) the payment of any fees required in connection herewith and (iv) the satisfaction of all conditions precedent set forth in Section 7 of Annex I hereto (such date, the "Agreement Effective Date"), each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents. The maximum number of drawings with respect to the Incremental Term Loan Commitments provided pursuant to this Agreement shall be as specified in Annex I attached hereto. Furthermore, any undrawn Incremental Term Loan Commitments provided pursuant to this Agreement shall expire on the date specified in Annex I attached hereto.

          The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limitation, any Loans made pursuant thereto and (ii) all such Obligations (including any such Loans) shall be entitled to the benefits of the Security Documents. Attached hereto as Annex II are executed resolutions of the Borrower authorizing the incurrence of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder.

          Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and any Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and
(ii) be entitled to the benefits of the Security Documents, and attached hereto as Annex III are resolutions from each such Subsidiary Guarantor covering the matters set forth in preceding clauses (i) and (ii).

          The Obligations to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder are permitted by, and constitute "Senior Indebtedness" and "Designated Senior Indebtedness" (or any similar terms) under (i) the Convertible Subordinated Debt and (ii) the Senior Subordinated Note Documents, and, after the issuance of any Permitted Subordinated Notes, the Permitted Senior Subordinated Note Documents, and attached hereto as Annex IV are calculations showing that such Obligations are permitted by the terms of the documentation referred to in this clause (ii).

          Attached hereto as Annex V is an opinion of Waller, Lansden, Dortch & Davis counsel to the Borrower, delivered as required pursuant to Section 1.13(b)(v) of the Credit Agreement.

          You may accept this Agreement by executing the enclosed copies in the space provided below, and returning a copy of same to us before the close of business on October ___, 2002. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

          After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile) by the parties hereto and the effectiveness hereof in accordance with the provisions herein, this Agreement shall constitute a Credit Document and may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                              Very truly yours,

                              BANK OF AMERICA, N.A.

                              By__________________________
                                Name:
                                Title:


                              [OTHER INCREMENTAL TERM
                                    LOAN LENDERS]




Agreed and Accepted
this ___ day of October ___, 2002

VANGUARD HEALTH SYSTEMS, INC.


By:_____________________________
   Name:
   Title:


BANK OF AMERICA, N.A.,
as Administrative Agent


By:_____________________________
   Name:
   Title:

Each  Subsidiary  Guarantor  acknowledges  and  agrees  to   the
foregoing  provisions of this Incremental Term  Loan  Commitment
Agreement,   specifically  including  the  acknowledgments   and
agreements made by it pursuant to the seventh paragraph of the Incremental Term Loan Commitment Agreement.
901:
                                 VHS ACQUISITION CORPORATION
                                 VHS OUTPATIENT CLINICS, INC.
                                 VHS OF PHOENIX, INC.
                                 VHS OF ARROWHEAD, INC.
                                 PLEASANT PROPERTIES, INC.
                                 VHS OF SOUTH PHOENIX, INC.
                                 VHS IMAGING CENTERS, INC.
                                 VHS OF ANAHEIM, INC.
                                 VHS OF ORANGE COUNTY, INC.
                                 VHS HOLDING COMPANY, INC.
                                 VHS OF HUNTINGTON BEACH, INC.
                                 VHS OF ILLINOIS, INC.
                                 MACNEAL HEALTH PROVIDERS, INC.
                                 MACNEAL MANAGEMENT SERVICES,
                                 INC.
                                 MIDWEST CLAIMS PROCESSING, INC.
                                 PROS TEMPORARY STAFFING, INC.
                                 WATERMARK PHYSICIAN SERVICES,
                                 INC.
                                 VHS GENESIS LABS, INC.
                                 MACNEAL MEDICAL RECORDS, INC.
                                 VANGUARD HEALTH MANAGEMENT,
                                 INC.
                                 TRINITY MEDCARE, INC.
                                 V-II ACQUISITION CO., INC.
                                 VANGUARD HEALTH FINANCIAL
                                 COMPANY, INC.
                                 VHS OF RANCOCAS, INC.
                                 VHS PHOENIX HEALTH PLAN, INC.
                                 HOSPITAL DEVELOPMENT OF
                                 WEST PHOENIX, INC.
                                 HOSPITAL DEVELOPMENT COMPANY
                                 NUMBER 1, INC.
                                 HOSPITAL DEVELOPMENT COMPANY
                                 NUMBER 2, INC.
                                 VOLUNTEER INSURANCE LTD.,
                                 each as a Guarantor

                                 By:_____________________________
                                    Title:


                                 Duly authorized to sign on behalf of
                                   each of the foregoing entities


                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 1, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 2, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 3, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 4, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 5, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 6, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 7, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 8, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 9, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 10, INC.,
                                 each as a Guarantor


                                 By:_____________________________
                                    Title:

                                 Duly authorized to sign on behalf of
                                 each of the foregoing entities

                                 THE ANAHEIM VHS LIMITED
                                 PARTNERSHIP, as a Guarantor

                                 By:  VHS of Anaheim, Inc., its
                                 General Partner


                                 By:_____________________________
                                    Title:


                                 THE HUNTINGTON BEACH VHS LIMITED
                                 PARTNERSHIP, as a Guarantor
                                 By:  VHS of Huntington Beach,
                                 Inc., its General Partner


                                 By:_____________________________
                                    Title:


                                 HEALTHCARE COMPLIANCE, L.L.C.,
                                 as a Guarantor

                                 By:  Vanguard Health
                                 Management, Inc., its Member


                                 By:_____________________________
                                    Title:


                                 VHS SAN ANTONIO PARTNERS, L.P.,
                                 as a Guarantor

                                 By:  VHS Acquisition Subsidiary
                                 Number 5, Inc., its General
                                 Partner


                                 By:_____________________________
                                    Title:

                                 THE VHS ARIZONA IMAGING CENTERS
                                 LIMITED PARTNERSHIP, as a Guarantor
                                 By:  VHS Imaging Centers, Inc.,
                                 its General Partner



                                 By:_____________________________
                                    Title:

							ANNEX I

                    TERMS AND CONDITIONS FOR
           INCREMENTAL TERM LOAN COMMITMENT AGREEMENT



1.   Incremental Term Loan Commitment Amounts (as of the
     Agreement Effective Date):

                                        Amount of Incremental
          Name of Lender                Term Loan Commitment


          Total                         $200,000,000


2.   Designation of Tranche of Incremental Term Loan Commitments
     (and Incremental Term Loans to be funded thereunder): B

3.   Maturity Date ________, 2009 (the "Incremental Term Loan
     Maturity Date").

4.   Dates for, and amounts of, Scheduled Incremental Term Loan
     Repayments:

      Date                    Amount
March 31, 2003     0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2003      0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2003 0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

December 31, 2003  0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

March 31, 2004     0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2004      0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2004 0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

December 31, 2004  0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

March 31, 2005     0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2005      0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2005 0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

December 31, 2005  0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder


March 31, 2006     0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2006      0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2006 0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

December 31, 2006  0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder


March 31, 2007     0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2007      0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2007 0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

December 31, 2007  0.25% of the initial
                   agreement principal
		   amount of Incremental Term Loans
                   hereunder

March 31, 2008     0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2008      0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2008 0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

December 31, 2008  0.25% of the initial
                   agreement principal amount of
                   Incremental Term Loans
                   hereunder

March 31, 2009     23.5% of the initial
                   aggregate principal amount of
                   Incremental Term Loans
                   hereunder

June 30, 2009      23.5% of the initial
                   aggregate principal amount of
                   Incremental Term Loans
                   hereunder

September 30, 2009 23.5% of the initial
                   aggregate principal amount of
                   Incremental Term Loans
                   hereunder

Incremental  Term  23.5% of the initial
Loan Maturity      aggregate principal amount of
Date               Incremental Term Loans
                   hereunder

5. Rules for application of voluntary and mandatory prepayments:

          As provided in Sections 4.01(a)(vi)(A) and 4.02(h)(iv)(A), as the case may be, i.e., (1) first, to reduce the Scheduled Incremental Term Loan Repayments which will become due within twelve months after the date of such prepayment in direct order of maturity of the dates of such Scheduled Incremental Term Loan Repayments and (2) second, to the extent in excess of the amount required to be applied as provided in the preceding clause (1), to reduce the then remaining Scheduled Incremental Term Loan Repayments on a pro rata basis (based on the then remaining principal amounts of such Scheduled Incremental Term Loan Repayments).

6.   Interest Rates:

          Applicable   Margin  for  Incremental  B   Term   Loans
          maintained as (i) Base Rate Loans shall be _____%,  and
          (ii) Eurodollar Loans shall be _____%.

          It is understood and agreed that prior to the earlier of (i) the 90th day following the incurrence of the Incremental Term Loans hereunder and (ii) the date upon which the Administrative Agent shall determine in its sole discretion that the primary syndication of the Incremental Term Loans has been completed, Incremental Term Loans maintained as Eurodollar Loans may only be incurred having (x) one week Interest Periods, each of which shall begin and end on the same day of the week, or (y) any otherwise allowed Interest Period (pursuant to Section 1.09 of the Credit Agreement) so long as the Borrower pays any breakage costs incurred by any Lender in connection with such primary syndication.

7.   Other Conditions:


	     (a) The structure and all terms of, and the documentation for, each component of the BHS Acquisition shall be as set forth in the BHS Acquisition Agreement (as defined in Section I.1 of the First Amendment) and the documentation related thereto, in each case delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Required Lenders (for this purpose determined including each Lender's Revolving Loan Commitments as well as such Lender's Incremental Term Loan Commitments and Incremental Term Loans (the "Aggregate Required Lenders")), and such documentation shall be in full force and effect. The BHS Acquisition shall have been consummated in accordance with the respective documentation therefore in all material respects and in accordance with all applicable laws.

	     (b) After giving effect to the BHS Acquisition and financings incurred in connection therewith, the Borrower and its Subsidiaries will have no outstanding Indebtedness or preferred stock other than: (w) the PIK Preferred Stock, (x) the BHS PIK Preferred Stock, (y) Indebtedness outstanding under the Credit Agreement and (z) Indebtedness outstanding as permitted pursuant to Section 9.04 of the Credit Agreement on the Agreement
	Effective Date.

	     (c) The Borrower shall have received cash proceeds in an amount equal to at least $50,000,000 from either the MSCP Group or management or both in consideration of common equity issued by the Borrower to them.

	     (d) The Borrower shall have issued to the seller of BHS the Convertible Subordinated Debt, and each of the Convertible Subordinated Debt Documents shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term

	Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

 	     (e) VHS Acquisition Subsidiary Number 5, Inc. shall have issued 19.9% of its capital stock to the seller of BHS and the documentation related thereto shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan
	Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

	     (f) The Borrower shall have utilized approximately $45,000,000 of its cash on hand (subject to adjustments to such amount in connection with Special Capital Expenditures (as defined below) and any purchase price adjustment in connection with the BHS Acquisition) to finance, in part, the BHS Acquisition and to pay fees and expenses in connection therewith prior to the utilization of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached for such purpose. No Loans other than the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached shall be incurred to finance any part of the BHS Acquisition or to pay any fees or expenses in connection therewith. For the purposes of this Section 7, the term "Special Capital
	Expenditures" shall mean both (i) BHS' cost of Capital
	Expenditures made after July 15, 2002 and prior to the Agreement Effective Date, in an amount not to exceed $3,500,000, in connection with making those repairs related to life and safety issues which state regulators have requested that BHS make as soon as practicable and (ii) BHS' cost of other non-routine capital expenditures made after July 15, 2002 that are approved in writing by both BHS and Borrower.

	     (g) All necessary governmental (domestic and foreign) and third party approvals and/or consents required in connection with the transactions contemplated by the BHS Acquisition and otherwise referred to in the First Amendment shall have been obtained and remain in effect. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the BHS Acquisition or the transactions contemplated by the Incremental Term Loan Commitment Agreement to which this Annex I is attached.

	     (h) No litigation by any entity (private or governmental) shall be pending or threatened with respect to the BHS Acquisition, the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached or the Credit Agreement or any documentation executed in connection therewith, or could reasonably be expected to have a material adverse effect on the business, property, assets, liabilities

	(actual or contingent), operations or condition
	(financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

	     (i) The Administrative Agent shall have received legal opinions from counsel, and covering matters, acceptable to the Administrative Agent. None of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment
	Agreement to which this Annex I is attached or any other financing to the Borrower (and neither the guaranties thereof nor the security thereof) shall cause a violation or breach of any agreement relating to any existing Indebtedness of the Borrower or any of its Subsidiaries (including, without limitation, the Senior Subordinated Notes and the Convertible Subordinated Debt), or any other material contract, of the Borrower or any of its Subsidiaries.

	     (j) All costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation contemplated by the First Amendment and the Incremental Term Loan Commitment Agreement to which this Annex I is attached, payable to the Lender and the Administrative Agent shall have been paid to the extent due.

	     (k) The existing and new Subsidiary Guarantors shall have executed and delivered (or acknowledged) the Subsidiaries Guaranty. Each new Subsidiary Guarantor which is required to execute a counterpart of the Subsidiaries Guaranty shall be required to sign a counterpart of each of the Security Documents and, to the extent required, enter into Mortgages, and thereby provide a security interest in all of the Collateral owned by each such new Subsidiary Guarantor to secure all Obligations (including the Incremental Term Loans) owed by each such new Subsidiary Guarantor under the Credit Documents to which it is a party.

	     (l) The shareholders of the VHS Acquisition Subsidiary Number 5, Inc. shall have executed a Shareholders Agreement which shall provide that VHS Acquisition Subsidiary Number 5, Inc. may take any action required by the Credit Agreement including, without limitation, becoming a party to the Subsidiaries Guaranty and the Security Documents, which Shareholders Agreement shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

	     (m) The Borrower shall have issued to the seller of BHS the BHS PIK Preferred Stock, and the BHS PIK Preferred Stock Document shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental
	Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

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

	     (n) The Lenders shall have received from the chief financial officer of the Borrower a solvency certificate, in form of Exhibit L to the Credit Agreement.

	     (o) The Required Lenders (for this purpose excluding any Lender's Incremental Term Loans and Incremental Term Loan Commitments provided pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached) shall have executed and delivered the First Amendment.

	     (p)  The Borrower shall be in compliance with each of Section
	9.08 and 9.09 of the Credit Agreement (after giving effect to the First Amendment), with the calculations necessary to determine such compliance to be made on a Pro Forma Basis after giving effect to the BHS Acquisition, the incurrence of the Incremental Term Loans pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached and all other transactions consummated in connection therewith, and the Borrower shall have delivered to the Administrative Agent and each Lender (including, for this purpose each Incremental Term Loan Lender) an officer's certificate from the Chief Financial Officer of the Borrower certifying as to the matters above and setting forth in reasonable detail the calculations necessary to certify to such matters.

	     (q) All representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects as of the Agreement Effective Date (although any representations and warranties which specifically relate to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be).

	     (r) No Default or Event of Default shall exist and be continuing on the Agreement Effective Date.

8.   Maximum  Number  of Drawings permitted with respect  to  the
     Incremental Term Loan Commitments provided pursuant  to  the
     Incremental Term Loan Commitment Agreement to which this Annex I
     is attached:   1

9.   Expiration date of any undrawn Incremental Term Loan
     Commitments provided pursuant to the Incremental Term Loan Commitment Agreement pursuant to which this Annex 1 is attached:
     5:30 pm (EST) January 3, 2003, or, if earlier, the termination of that certain Purchase and Sale Agreement, dated as of October
     8, 2002, among the Borrower, VHS San Antonio Partners, L.P. and the Baptist Health System.

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